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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

       Pursuant to Section 13 or 15 of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported) December 6, 2005

                               HEALTHEXTRAS, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                       0-31014               52-2181356
         --------                       -------               ----------
(State or other Jurisdiction          (Commission            (IRS Employer
      of incorporation)               File Number)          Identification No.)

               800 King Farm Boulevard, Rockville, Maryland 20850
                    (Address of principal executive offices)

                                 (301) 548-2900
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act ( 17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-25(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 7.01 REGULATION FD DISCLOSURE
----------------------------------

         On December 6, 2005, HealthExtras, Inc. (the "Company") issued a press release announcing that it had entered into an Agreement and Plan of Merger pursuant to which it would acquire Managed Care of America, Inc. ("MCA"), located in Pittsburgh, Pennsylvania, for an aggregate of $28 million in cash, subject to certain adjustments and up to an additional $3 million in cash as contingent additional consideration. The Merger is subject to the approval of the stockholders of MCA at a meeting scheduled to be held on December 7, 2005, and other customary terms and conditions. MCA is the parent of EBRx, Inc., a pharmacy benefit management company. A copy of the press release is furnished as
Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

         Also on December 6, 2005, the Company entered into a Stock Purchase and Stockholder Agreement with certain executive officers of MCA, whereby through a new corporation, they will purchase newly issued shares of MCA subsequent to its acquisition by the Company in order to provide an incentive to them to contribute to the continued profitable operations and growth of MCA as officers of its subsidiary, EBRx.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
-------------------------------------------

        (a)     Financial statements of business acquired:

                Not Applicable

        (b)     Pro forma financial information:

                Not Applicable

        (c)     Exhibits:

                EXHIBIT NO.             DESCRIPTION
                -----------             -----------

                99.1                    Press Release





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   December 6, 2005                   By: /s/ Michael P. Donovan
                                                --------------------------------
                                                Michael P. Donovan
                                                Chief Financial Officer and
                                                Chief Accounting Officer